UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2013

Carey Watermark Investors Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54263	26-2145060
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K (the “Report”) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 6, 2013, a wholly-owned subsidiary of Carey Watermark Investors Incorporated (“CWI”) completed the acquisition of the Holiday Inn Manhattan 6th Avenue from MMG-26 LLC, an unaffiliated third party. The 226-room full service hotel is located in the Chelsea neighborhood of New York, New York.  CWI’s investment in the property is approximately $121.4 million in the aggregate, including a $113.0 million purchase price and $8.4 million of planned capital improvements and acquisition-related costs. The hotel will be managed by MHG-26, LLC, an unaffiliated third party. A copy of the press release announcing the transaction is filed as Exhibit 99.1 to this Report.

In connection with the acquisition, CWI obtained $80.0 million in non-recourse debt financing, with an annual interest rate effectively fixed at 4.49% and a maturity date of June 6, 2023.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Purchase and Sale Agreement, by and among MMG-26 LLC and CWI Chelsea Hotel, LLC, dated as of April 16, 2013, as amended. Copies of the agreement and the amendments thereto are filed hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a) and (b)

Pursuant to Items 9.01(a) and (b) of Form 8-K, the registrant hereby undertakes to file any financial statements required to be filed in response to Item 2.01 of Form 8-K through an amendment to this Report within 71 days after the date that this Report is filed.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of April 16, 2013, by and among MMG-26 LLC and CWI Chelsea Hotel, LLC.

10.2	First Amendment to Agreement of Purchase and Sale, dated as of May 10, 2013, by and between MMG-26 LLC and CWI Chelsea Hotel, LLC.

10.3	Second Amendment to Agreement of Purchase and Sale, dated as of May 15, 2013, by and between MMG-26 LLC and CWI Chelsea Hotel, LLC

10.4	Third Amendment to Agreement of Purchase and Sale, dated as of May 23, 2013, by and between MMG-26 LLC and CWI Chelsea Hotel, LLC.

10.5	Fourth Amendment to Agreement of Purchase and Sale, dated as of May 29, 2013, by and between MMG-26 LLC and CWI Chelsea Hotel, LLC.

99.1	Press Release titled “Carey Watermark Investors Acquires New York City Holiday Inn Hotel” issued on June 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated

Date: June 12, 2013	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer